ABX AIR
ATI

ATSG

Air Transport Services Group, Inc. SM

0 Investor Meetings August 2010 Exhibit 99.1

Safe Harbor, Non-GAAP Reconciliations
Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements that involve risks and uncertainties. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in market demand for our assets and services, the timely completion of 767 freighter modifications as anticipated under ABX Air’s new operating agreement with DHL, ABX Air’s ability to maintain on-
time service and control costs under its new operating agreement with DHL, and other factors that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this release. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.
ATSG, Inc. Non-GAAP Reconciliation
EBITDA, Adjusted EBITDA and Net Debt are
non-GAAP financial measures and should not
be considered alternatives to net income
(loss) or any other performance measure
derived in accordance with GAAP.
EBITDA is defined as income (loss) from
operations plus net interest expense,
provision for income taxes, depreciation and
amortization.
Net Debt is defined as Long-term debt
obligations plus Current portion of debt
obligations minus Cash and cash equivalents.
The Company’s management uses these
adjusted financial measures in conjunction
with GAAP finance measures to monitor and
evaluate its performance, including as a
measure of liquidity.  EBITDA, Adjusted
EBITDA and Net Debt should not be
considered in isolation or as a substitute for
analysis of the Company’s results as reported
under GAAP, or as alternative measures of
liquidity.
 2008 2009 6Mo.10 2Q09 2Q10
(56,619) 45,358 26,682 9,872 15,898
Impairment of goodwill & intangibles 91,241 0 0 0 0
      34,622       45,358       26,682         9,872       15,898
Interest Income       (2,335)          (449)          (158)          (129)            (85)
Interest Expense       37,002       26,881         9,783         7,166         4,594
Depreciation and amortization       93,752       83,964       42,552       20,927       21,752
163,041 155,754 78,859 37,836 42,159
GAAP Pre-tax Earnings (Loss)
Reconciliation Statement ($ in 000s)
Adjusted EBITDA from Cont. Oper.
from Continuing Operations
Adjusted Pre-Tax Earnings
from Continuing Operations
Earnings from Continuing Operations Before Interest, Taxes, Depreciation & Amortization (Adjusted EBITDA)
Net Debt
12/31/07 12/31/08 12/31/09 6/30/10
  Long term obligations            567,987            450,628           325,690             287,269
  Current portion of debt obligations              22,815              61,858              51,737               36,788
  Cash and cash equivalents            (59,271)          (116,114)            (83,229)             (63,660)
Net Debt 531,531           396,372           294,198           260,397
Reconciliation Statement ($ in 000s)

The Restructured ATSG:
Cash Generation With Less Risk, More Growth
Differentiated Business Model
Lessor and operator of world’s largest fleet of converted medium widebody Boeing 767 freighters
Accretive, lower-risk conversion plan will expand highly efficient 767 freighter fleet by 50% by 2012
Long-term leases and operating agreements with global leader DHL, long-term relationships with Bax
Schenker, U.S. Military, USPS, TNT and Qantas
Provide full spectrum of air transport services throughout the world: Dry leasing, ACMI (wet leasing), maintenance, technical, fuel management, logistic support services
Favorable Industry Dynamics
Booming air cargo recovery fueled by restocking, alternate mode issues, better logistics management
767 is most-favored replacement for 150-200 less efficient mid-sized freighters flying now
767 is ideal regional ‘spoke’ freighter complement to inter-continental 747 and 777 hub locations
Strong Financial Characteristics and Performance
Minimal leverage, and no off-balance sheet liabilities or large capital commitments
Strong cash flow generation, not projected to be Federal Income Tax cash-payer until 2013 or later
Disciplined capital allocation with established ROIC hurdles

ATSG
Air Transport Services Group, Inc.

Dry Leasing	CAM Cargo Aircraft Management, Inc.	▪ ▪ ▪
ACMI Businesses	ABX AIR	▪ ▪
	ATI Air Transport International, L.L.C.	▪ ▪
	Capital Cargo International Airlines	▪ ▪
Support Services	AIRBORNE Maintenance & Engineering Services	▪ ▪
	AEFS ABX Equipment Facility Services	▪ ▪
	ABX Cargo Services	▪ ▪

Unique Blend of Complementary Businesses
Equipment leasing, and equipment and facility maintenance services
Customers include: DHL, Allegiant Air, Branson Airport, Tampa International Jet Center
Contracted sort management services for USPS
Logistic support services
Heavy & line maintenance, component overhaul, engineering and manufacturing
Customers include major airlines, private operators
Provides 727, 757 ACMI services
Customers include BAX Schenker and DHL
Provides 767, DC-8, DC-8 Combi ACMI services
Customers include BAX Schenker, U.S. Military and Qantas
Provides 767 ACMI services
Customers include DHL and TNT
Dry leases 767, 757, 727 and DC-8 freighters to ATSG airlines and external customers
Access to engine maintenance and component services
External customers include DHL, Amerijet, CargoJet, First Air
Description Business

ACMI: ACMI:
Dedicated Aircraft, Dedicated Aircraft,
Crew, Maintenance Crew, Maintenance
& Insurance & Insurance
(excludes fuel) (excludes fuel)
Charter: Charter:
Unscheduled & military Unscheduled & military
Dry Lease Plus Dry Lease Plus
Crew Crew
Airframe Maintenance Airframe Maintenance
Engine Maintenance Engine Maintenance
Pilot Training Pilot Training
Cert. Support Cert. Support
Standard Standard
Dry Lease Dry Lease
ATSG Business Model:
Cargo Aircraft
Dry or ACMI, With Complementary Services
Leased Externally
Leased to ATSG Airline

Recent DHL Agreements:
Growth with Secure Cash Flows, Minimal Risk
Aircraft Lease Terms
DHL to lease thirteen 767Fs from CAM under 7 year terms; DHL responsible for airframe and engine maintenance costs
Airborne Maintenance and Engineering Services (“AMES”) will provide airframe heavy maintenance
DHL provides fuel at its own expense
Crew, Maintenance, Insurance (CMI) Agreement Terms
ABX operates 13 aircraft for DHL for 5 years, with 2-year extension right to DHL, 2 5 years mutual
Defined-fee scaled for the number of aircraft; logical choice to support domestic network expansion
ABX operates with monthly performance incentive bonuses
Subject to $70mm amortizing break-up fee if DHL prematurely terminates
$29.5mm balance of the DHL Note (at June 30, 2010) amortizes to zero over the CMI’s term; no cash, interest fully reimbursable
Thirteen seven-year 767SF leases,
Aircraft operating agreement for five to ten years
nd

Global Air Cargo Market:
Rebounding in Multiple Regions
June 2010 vs.
June 2009
Volume Growth
(FTK)
Capacity Growth
(AFTK)
Africa 54.0% 23.3%
Asia/Pacific 29.8% 20.5%
Europe 15.3% 2.1%
Latin America 44.9% 25.3%
Middle East 39.6% 17.9%
North America 24.2% 5.9%
Industry 26.5% 12.2%
YTD 2010 vs. YTD 2009
Africa 46.3% 14.8%
Asia/Pacific 35.1% 14.8%
Europe 12.6% -4.6%
Latin America 48.2% 24.9%
Middle East 34.1% 15.8%
North America 29.4% 0.6%
Industry 28.3% 6.8%
International Air Cargo Growth – June 2010
Lufthansa Cargo
‘Booming’
Lufthansa CFO Stephan
Gemkow: "The cargo
business is currently
absolutely booming.”
June Sets Air Cargo
Record in HK
Hong Kong Air Cargo
Terminals, which
handles close to 80%
of the cargo at Hong
Kong International
Airport, said its record
June volume in Hong
Kong was up 30.5%
over June 2009, and
also up over a strong
2008.
LAN: S. America
Volumes Growing
LAN Airlines' chief
executive officer
Enrique Cueto said
cargo traffic will grow
30% this year.
“Traffic growth for
the (South America)
region is very strong,
especially in Brazil.”
Aerologic Boosts Europe-Asia Service
The Aerologic joint venture between Lufthansa Cargo
and DHL Express, will increase capacity between
Europe and Asia due to high demand.
DHL Express
and Lufthansa Cargo plan to increase frequency of their
flights to Shanghai and Seoul over the rest of 2010.
DHL Projects 10-15%
Growth in U.S.
Ian Clough, chief
executive of the U.S.
division of DHL
Express: DHL Express
aims to achieve a 10% to
15% growth rate for
international shipments
in and out of the U.S. by
early 2011. "The U.S. is
absolutely critical to our
global network,“ he said.
"The [U.S.] business is
strongly on the road to
recovery. “
Source: IATA

ATSG Global Presence:
Positioned With Growth-Market Customers
1.0%
2.1%
2.2%
2.4%
3.2%
3.8%
4.0%
4.6%
6.3%
7.4%
8.6%
8.7%
0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10%
Japan-N. America
Europe-N. America
Japan-Europe
Europe-Other Asia
India-N. America
Africa-Europe
Other Asia-N. America
S. America-Europe
Europe-India
China-Europe
Other Asia-China
China-North America
Growth Trends By Region, 2009-2018
ATSG markets

Global Freighter Fleets:
Big Opportunity in Medium-Size Market
Source: ACMG
1,680 99,200 / 11,445 3 1,900 A300-B4
2,650 104,900 / 14,654 2 1,850 A300-600F
3,360 88,420/ 10,922 2 1,390 A310-300F
3,200 124,900 / 16,034 2 1,775 767-300SF
Aircraft
Fuel
(gallon/
block hr)*
Crew
Payload (lbs.)/
Capacity (cu. ft.)
Range
(NM)
767-200SF 1,380 2 100,000 / 11,138 2,800
DC-8 63 1,760 3 96,800 / 10,060 2,150
DC-8 73 1,600 3 111,800 / 10,060 2,470
Medium Freighter Comparisons
Narrow-body
213 Units
65   A310-200/300s
47 A300B4s
150 A300-600s
55   B767-200s (36)
59   B767-300s (3)
Wide-body
436 Units
12   B707-320s
146 B757-200s (2)
28 DC-8-50/60 (1*)
29 DC-8-70s (15*)
* includes 4 combis
ATSG fleet (2012)
Prime candidates for
Replacement with 767s
Medium Freighters- 2010
Source: Boeing, Airbus

767 Covers Asia, Americas, Europe
767s provide 45-60 ton payload
potential between the world’s principal
inter-continental cargo airports and
major cities in each region. Smooth
interline pallet transfers between
medium 767s and large 747/ 777s.
Miami-based 767s reach principal
perishable food and floral markets
in Columbia, Brazil, Mexico,
Venezuela, Puerto Rico, etc.
All of China, Japan, SE Asia,
Australia & India within range of
767 from Hong Kong, world’s
largest air freight airport. With
ETOPS, can cover principal trans-
Atlantic routes.
767-200ER,
767-300 Ranges
w/ max. payload
Frankfurt
Miami
Hong
Kong

ATSG
Air Transport Services Group, Inc.

50% increase in 767 freighter fleet,
April 2010 - Jan. 2012

ATSG Investment Strategy:
Value-Creating Freighter Conversions
11-14
12-19*
April 2011
Jan. 2012
DHL-CAM Dry Leased
Other Customers-CAM Dry Leased
11-14
11
Jan. 2011
4
* Includes freighter conversion by 2012 of ten owned Boeing 767-200s, three Boeing 767-300s pending purchase.  Modification schedule of 767-200s subject to DHL options. Deployment as leased vs. ACMI operated aircraft subject to market conditions, customer preference.
7
11
April 2010
DHL- Interim Leased
ACMI Services – ACMI/Charter
13
13
4
5-8
5-8
7-14*
26
30
32
39*
Dry Lease Investment
Return Illustration*
$23.4 MM Projected EBIT
11.7% Unlevered ROIC
$200 MM Capex Required
(13)
767-Series
Freighters
(in millions)
* Margin from ACMI or other
complementary services would
be incremental.

Emerging Go-to-Market Strategy
Drive higher return on capital by optimally
positioning opportunities and bundling
additional services
CAM a neutral, non-airline, lead sales
organization that can drive a bundled marketing
strategy
Develop packaged programs cross-selling
entities
Amerijet International program (ACMI
migration to CAM-leased 767s, with full ATSG
support) symbolizes this approach
Market Approach
Market Opportunities
Airline Operators
Key drivers
Replacement
Capacity growth
New markets
Non-Operators
Examples
Forwarders/Brokers
Integrators
Shippers

Flexible
Global
Solutions
Premier Source of  Medium Freighter Solutions
767-200 with
GE CF6-80A
engines
Low fuel cost
Low
maintenance
cost
Flexible
configuration
Power By Hour
engine services
The Global Leader of Medium Wide Body Operating and Leasing Solutions
Efficient Medium
Wide-Body
Aircraft
Dry leasing
ACMI/ wet
leasing
CMI
Combi
Full service
charter
Flight
operations
Heavy
maintenance
Line
maintenance
Maintenance
programs
Engineering
Technical
support
Manual services
Parts,
components
sales & service
Aircraft
conversion
services
Global
aircraft
deployment
Logistics
support
DHL
BAX
Schenker
TNT
UPS
Qantas
Amerijet
Air
Mobility
Command
CargoJet
Bundled
Maintenance
Solutions
Program
Management
Meeting Diverse
Customer Needs

Balance Sheet Improves as Earnings Grow
EBITDA* (from continuing operations)
Pre-tax Earnings (from continuing operations)
Net Debt* Stockholders’ Equity
$531.5
$396.4
$294.2
$260.4
$200.0
$80.4
$246.0
$276.3
$155.8
$78.9
2008 2009 1H 2010
$37.8
$42.2
2009 2010
Year Second Quarter Year Second Quarter
$34.6**
$9.9
$15.9
2009 2010
12/31/07 12/31/08 12/31/09 6/30/10 12/31/07 12/31/08 12/31/09 6/30/10
$163.0**
-$56.6
$45.4
$26.7
2008 2009 1H 2010
         EBITDA is defined as income (loss) from operations plus net interest expense, provision for income taxes, depreciation and amortization. Net Debt is defined as Long-Term Obligations plus
        Current Portion of Debt Obligations minus Cash and Cash Equivalents. EBITDA, and Net Debt are non-GAAP financial measures and should not be considered alternatives to net income (loss)

         2008 EBITDA and 2008 Pre-tax Earnings adjusted to exclude impairment charges of $91.2 million.
or any other performance measure derived in accordance with GAAP. See Reconciliation Tables.
*
**

Employer Employer
contributions contributions
DHL Promissory DHL Promissory
Note Extinguishment Note Extinguishment
De-levering Continues:
Cash Flow Available for Current Capex Commits
Transfer of Aircraft Transfer of Aircraft
Capital Leases to DHL Capital Leases to DHL
Principal Principal
payments payments
$324.1
$512.5
12/31/2008 6/30/2010
Total Debt Reduced 42%
Credit Facility Covenant Compliance
Required * 2008 2009 2Q10 **
First Lien Debt / EBITDA < 2.75 2.58 2.17 2.03
Total Debt / EBITDA < 3.25 3.10 2.44 2.22
Fixed Charge Coverage > 1.50 2.55 1.99 2.05
Capital Expenditures > 1.05 1.58 1.65 1.24
$106.3
$297.3
Actuarial costs Actuarial costs
& adjustments & adjustments
$113.7
$84.7
$86.7
Workforce Workforce
contraction contraction
& plan freeze & plan freeze
$79.3
$ in millions
Gains on Gains on
assets assets
12/31/2008 6/30/2010
Post-Retirement Liabilities Reduced 64%
$ in millions
$22
$31
$32
$142
$90
$70
$82
$18
Maintenance Growth
2007 2008 2009 2010 est.
$160
$112
$101
$114
$ in millions
*  Requirements at year-end 2008 were 3.00 / 3.50 / 1.50 / 1.25
** Based upon twelve months trailing EBITDA
Minimal Future Capex Commitments
Capital Spending Trends
$94.8
$47.9
$45.7

Fog Has Lifted –
ATSG Value Cleared for Takeoff
Limited risk, strong cash and asset-value returns from converted 767 freighters
Expanding 767 freighter fleet will yield attractive, annuity-like cash ROIs via long-term leases
ACMI/CMI flexibility offers options, low-risk transition to widebody 767s from older narrowbodys
767 platform flexible as trans-continental leader, compatible feeder to inter-continental 747s/777s
Significant market-value gains on P-2-F aircraft conversion investments
Long-term agreements with key customers
Lease/CMI approach unlocks value of aircraft from ACMI, creates more options for customers
17 767/757s now under fixed 5-7 year leases with DHL, CargoJet, Amerijet, etc.
5-year CMI with DHL, with performance factor plus $31m amortized note forgiveness, DPW backing
Integrated, value-added services
Increase return on invested capital
Comprehensive mix allows for turnkey customer solutions
Competitive terms and service packages for third party maintenance business
Attractive balance sheet and liquidity, growth capital capacity
No off-balance sheet obligations; current low-rate term & revolver facility run through 2012
Manageable 2010-2011 capital commitments: maintenance plus convert 767-200s, and acquire and convert three
767-300s using existing cash and credit resources, yielding significant asset-value gains
Secure long-term cash flow enhances access to growth capital if needed
Expanding opportunities around the globe
Expanding presence in large, fast-growing air cargo regions: Asia, South America, Europe & Africa
Unique provider of combi airlift to military in South Pacific region
Uniquely positioned as largest independent source of premier medium widebody freighter – the 767

16 Appendix

Balance Sheet Trend
June 30, Dec. 31, June 30, Dec. 31
2010 2009 2009 2008
ASSETS
CURRENT ASSETS:
Cash and cash equivalents 63,660                                           83,229                                               112,064                                             116,114
Marketable securities - available-for-sale - -                                                     - 26
Accounts receivable, net of allowances 35,684                                           87,708                                               77,329                                               87,857
Inventory 5,740                                             5,226                                                 7,611                                                 11,259
Prepaid supplies and other 8,845                                             7,093                                                 8,122                                                 11,151
Deferred income taxes 31,597                                           31,597                                               20,171                                               20,172
Aircraft and engines held for sale - 30,634                                               32,901                                               2,353
TOTAL CURRENT ASSETS 145,526                                         245,487                                             258,198                                             248,932
Property and equipment, net 650,408                                         636,089                                             627,768                                             671,552
Other assets 29,948                                               21,307                                               23,265                                               25,281
Deferred income taxes -                                                          -                                                     14,973                                               54,807
Intangibles 9,686                                                 10,113                                               10,557                                               11,000
Goodwill 89,777                                               89,777                                               89,777                                               89,777
TOTAL ASSETS $925,345 $1,002,773 $1,024,538 $1,101,349
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable 31,912                                               38,174                                               30,625                                               36,618
Accrued salaries, wages and benefits 24,956                                               44,077                                               40,259                                               63,500
Accrued severance and retention 7,171                                                 18,959                                               45,301                                               67,846
Accrued expenses 15,146                                           16,429                                               15,161                                               13,772
Current portion of debt obligations 36,788                                           51,737                                               62,774                                               61,858
Unearned revenue 16,775                                           15,340                                               9,232                                                 14,813
TOTAL CURRENT LIABILITIES 132,748                                             184,716                                             203,352                                             258,407
Long-term obligations 287,269                                         325,690                                             380,225                                             450,628
Post-retirement liabilities 102,765                                         152,297                                             269,886                                             294,881
Other liabilities 59,311                                           44,044                                               17,163                                               17,041
Deferred income taxes 66,988                                               50,044                                               -                                                     -
STOCKHOLDERS' EQUITY:
Preferred stock, 20,000,000 shares authorized, including 75,000 Series A
Junior Participating Preferred Stock -   -                                                     -                                                     -
Common stock, par value $0.01 per share; 638                                            634                                                    635                                                    632
Additional paid-in capital 503,441                                     502,822                                             490,349                                             460,155
Accumulated deficit (194,248)                                        (211,085)                                            (226,330)                                            (245,534)
Accumulated other comprehensive loss (33,567)                                          (46,389)                                              (110,742)                                            (134,861)
TOTAL STOCKHOLDERS' EQUITY 276,264                                             245,982                                             153,912                                             80,392
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $925,345 $1,002,773 $1,024,538 $1,101,349